UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2025

THOR Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

52700 Independence Court,
Elkhart, Indiana	46514-8155
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (574) 970-7460

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common stock (Par value $.10 Per Share)	THO	New York Stock Exchange

Indicate by check mark whether the registrant is in an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging Growth Company

If an emerging growth company, indicate by check if the registrant has elected not to use this extended transition period of complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

THOR Industries, Inc. (the “Company”) held its 2025 annual meeting of shareholders (the “Annual Meeting”) on December 17, 2025. At the Annual Meeting, there were 48,215,500 shares of common stock of the Company present in person or by proxy and entitled to vote. The Company’s shareholders were asked to vote on four proposals: (1) the election of nine directors, (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026, (3) the approval, on an advisory basis, of the compensation of the Company’s named executive officers, and (4) the approval of the THOR Industries, Inc. Amended and Restated Equity and Incentive Plan.

Proposal #1 – Election of Directors. The shareholders elected nine nominees as directors to hold office until the 2026 annual meeting of shareholders and until their respective successors are duly elected and qualified by the following vote:

	Nominees	FOR	WITHHELD
01)	Andrew Graves	45,743,719	246,302
02)	Christina Hennington	45,836,314	153,707
03)	Amelia A. Huntington	45,647,289	342,732
04)	Laurel Hurd	45,878,772	111,249
05)	William J. Kelley, Jr.	45,865,455	124,566
06)	Christopher Klein	45,684,906	305,115
07)	Jeffrey Lorenger	45,854,911	135,110
08)	Robert W. Martin	45,910,346	79,675
09)	Peter B. Orthwein	45,904,495	85,526

Proposal #2 – Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our Fiscal Year 2026.

FOR	AGAINST	ABSTAIN
47,389,026	742,516	83,958

Proposal #3 – Non-binding advisory vote to approve the compensation of our named executive officers.

FOR	AGAINST	ABSTAIN
42,933,943	2,970,463	85,615

Proposal #4 – Approval of the THOR Industries, Inc. Amended and Restated Equity and Incentive Plan.

FOR	AGAINST	ABSTAIN
43,810,828	2,091,113	88,080

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOR Industries, Inc.
Date:	December 17, 2025	By:	/s/ Trevor Gasper
		Name:	Trevor Gasper
		Title:	Senior Vice President, General Counsel and Secretary